UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2026

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2026, EVERTEC, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on and approved three proposals presented at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026.

At the close of business on March 27, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 61,620,344 shares of the Company’s common stock, $0.01 par value per share, each share being entitled to one vote, constituting all the outstanding voting securities of the Company.

Present at the Annual Meeting in person or by proxy were the holders of 58,025,701 shares of the Company’s common stock, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of directors.

Name	For	Against	Abstain	Broker Non-Votes
Frank G. D’Angelo	54,391,279	2,103,798	30,115	1,500,509
Morgan M. Schuessler, Jr.	55,774,601	714,704	35,887	1,500,509
Kelly Barrett	55,829,645	683,973	11,574	1,500,509
Olga Botero	55,566,884	922,632	35,676	1,500,509
Virginia Gambale	56,303,267	198,267	23,658	1,500,509
Jorge A. Junquera	54,436,642	2,049,308	39,242	1,500,509
Iván Pagán	56,162,877	351,159	11,156	1,500,509
Aldo J. Polak	56,154,666	359,000	11,526	1,500,509
Alan H. Schumacher	54,406,049	2,083,042	36,101	1,500,509
Brian J. Smith	52,965,623	3,523,614	35,955	1,500,509

Proposal 2: Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
55,008,339	1,469,014	47,839	1,500,509

Proposal 3: Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
57,308,440	673,775	43,486	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: May 21, 2026	By:	/s/ Luis A. Rodríguez
Luis A. Rodríguez
Executive Vice President, Chief Legal and Administrative Officer, and Secretary of the Board of Directors